UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities

In connection with the strategic partnership and non-exclusive license and technology access agreement between Ultragenyx Pharmaceutical Inc. (the “Company”) and Daiichi Sankyo Company, Limited (“Daiichi Sankyo”) for the Company’s proprietary AAV-based gene therapy manufacturing technologies (the “License and Technology Access Agreement”) entered into on March 31, 2020, the Company sold an aggregate of 1,243,913 shares of common stock, par value $0.001 per share of the Company (the “Shares”) to Daiichi Sankyo for an aggregate purchase price of $75 million pursuant to the terms of a Stock Purchase Agreement dated as of March 31, 2020 (the “Stock Purchase Agreement”).  Pursuant to the Stock Purchase Agreement, Daiichi Sankyo agreed to certain standstill provisions and restrictions on sale of the Shares.  The sale restrictions will expire on March 31, 2023, which is also the earliest date when the standstill provisions will expire.  Information regarding the License and Technology Access Agreement is set forth below in Item 8.01 of this Current Report on Form 8-K.

The issuance and sale of the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares have been sold and issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof.

Item 8.01	Other Events

On March 31, 2020, the Company issued a press release (the “Press Release”) announcing the License and Technology Access Agreement and the sale of shares to Daiichi Sankyo pursuant to the Stock Purchase Agreement.  A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 31, 2020.
104	The cover page from the Company’s Current Report on Form 8-K dated March 31, 2020 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President, Chief Financial Officer